                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                  VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                              - November 1997 -



                               IMPORTANT NOTICE

                        TO VAN KAMPEN AMERICAN CAPITAL
                            EXCHANGE FUND PARTNERS


QUESTIONS
 & ANSWERS
--------------------------------------------------------------------------------
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------


Q       WHY AM I RECEIVING THIS PROXY STATEMENT?

A       This is the Annual Meeting of Partners and the Managing General
Partners have nominated eight new individuals for election to the Board as a result of a transaction by and among Smith Barney Mutual Funds Management Inc., and its affiliates, and your Fund's Adviser, and its affiliates. Please refer to the proxy statement for a detailed explanation of the proposed items.

Q       HOW WILL THIS AFFECT MY ACCOUNT?

A       You can expect the same level of management expertise and high-quality service you've grown accustomed to.

Q       WILL MY VOTE MAKE A DIFFERENCE?

A       Your vote is needed to ensure that the proposals can be acted upon.
Your immediate response on the enclosed proxy card(s) will help save on the costs of any further solicitations. We encourage all Partners to participate in the governance of their Fund.

Q       HOW DO THE MANAGING GENERAL PARTNERS OF THE FUND SUGGEST THAT I VOTE?

A       After careful consideration, the Managing General Partners of your Fund unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card(s).

Q       WHO IS PAYING FOR EXPENSES RELATED TO THE MEETING?

A       The Fund will pay for the expenses relating to the Meeting.

Q       WHO DO I CALL IF I HAVE QUESTIONS?

A       We will be happy to answer your questions about the proxy solicitation.
Please call us at 1-800-341-2929 between 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday. (TDD users call 1-800-421-2833.)

Q       WHERE DO I MAIL MY PROXY CARD(S)?

A       You may use the enclosed postage paid envelope or mail your proxy card(s) to:

                Proxy Tabulator
                P.O. Box 9113
                Hingham, MA  02043-9113

                             ABOUT THE PROXY CARD


Please vote on each issue using blue           RATIFICATION OF INDEPENDENT
or black ink to mark an X in one of            PUBLIC ACCOUNTANTS - mark "For,"
the boxes provided on the proxy card.          "Against", or "Abstain"

ELECTION OF MANAGING GENERAL PARTNERS -        Sign, date, and return the
mark "For All," "Withhold" or "For All         proxy card in the enclosed
Except"                                        postage-paid envelope.  All
                                               registered owners of an account,
To withhold authority to vote for one          as shown in the address, must
or more nominees, check FOR ALL EXCEPT         sign the card.  When signing as
and write the nominee's name on the            attorney, trustee, executor,
line below.                                    administrator, custodian,
                                               guardian or corporate officer,
                                               please indicate your full title.



                                                             [SAMPLE]

/X/ PLEASE MARK                                               PROXY
    VOTES AS
    IN THIS                                 VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND
    EXAMPLE                                        ANNUAL MEETING OF PARTNERS


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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------
                                                           FOR
                                         FOR               ALL
                                         ALL   WITHHOLD   EXCEPT                                             FOR   AGAINST   ABSTAIN
1.  To vote to elect eight Managing      / /     / /       / /              2.  To ratify the selection      / /     / /      / /
    General Partners to serve until                                             of KPMG Peat Marwick LLP
    their respective successors are                                             as independent public
    duly elected and qualified.                                                 accountants.

XXXXXXXXXXXXX  XXXXXXXXXXXXX  XXXXXXXXXXXXXX

    To withhold authority to vote for one or more nominees, check FOR
    ALL EXCEPT and write the nominee's name(s) on the line below.

    -----------------------------------------------------------

Please be sure to sign and date this Proxy.  Date

Partner sign here                            Co-owner sign here






------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------


                          VAN KAMPEN AMERICAN CAPITAL
                                 EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2929

                          NOTICE OF ANNUAL MEETING OF
                                    PARTNERS

                          TO BE HELD DECEMBER 18, 1997

  An Annual Meeting of Partners (the "Meeting") of Van Kampen American Capital Exchange Fund, a California limited partnership (the "Fund"), will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, December 18, 1997 at 3:30 p.m. for the following purposes:

    1. To elect eight new Managing General Partners;

    2. To ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants for the current fiscal year of the Fund; and

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Partners of record at the close of business on October 31, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Managing General Partners

                              RONALD A. NYBERG
                              Ronald A. Nyberg, Vice President and Secretary

November 26, 1997

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2929 OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE MANAGING GENERAL PARTNERS RECOMMEND THAT YOU CAST YOUR VOTE:

  - FOR ALL OF THE NOMINEES FOR THE MANAGING GENERAL PARTNERS LISTED IN THE PROXY STATEMENT.

  - FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF THE FUND.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                   VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2929

                           ANNUAL MEETING OF PARTNERS

                               DECEMBER 18, 1997

  This proxy statement is furnished in connection with the solicitation by the Managing General Partners of Van Kampen American Capital Exchange Fund, a California limited partnership (the "Fund"), of proxies to be voted at an Annual Meeting of Partners, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, December 18, 1997, at 3:30 p.m. The approximate mailing date of this proxy statement and accompanying form of proxy is November 26, 1997.

  The primary purpose of the Meeting is to permit the Fund's Partners to elect eight Managing General Partners and ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants.

  Participating in the Meeting are holders of units of partnership interest (collectively, the "Shares") of the Fund.

  The Managing General Partners have fixed the close of business on October 31, 1997 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date will be entitled to one vote per Share with respect to the proposals submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2929 OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  At the close of business on October 31, 1997, there were issued and outstanding 290,699 Shares of the Fund.

  As of October 31, 1997, no person was known by the Fund to own beneficially 5% or more of the Fund's outstanding Shares except as follows:

                                             AMOUNT OF
            NAME AND ADDRESS                OWNERSHIP AT     PERCENTAGE
               OF HOLDER                  OCTOBER 31, 1997   OWNERSHIP
            ----------------              ----------------   ----------
Comerica Bank Detroit &                        45,045          15.50%
Edward Mardigian, Trustees
Helen Mardigian Trust
P.O. Box 75000
Detroit, MI 48275-0001
Richard F. McCarthy &                          15,000           5.16%
Walter R. McCarthy, Trustees
Richard F. McCarthy Trust
540 Indian Mound St. E. 1-D
Wayzata, MN 55391-1745
George O. & Sidney M. Thorson                  14,738           5.07%
A Partnership
P.O. Box 1847
Friday Harbor, WA 98250-1847

VOTING

  The vote of more than 50% of the Shares represented at the Meeting, assuming a quorum is present, is required for the election of each Managing General Partner (Proposal 1 below) and for the ratification of the selection of KPMG Peat Marwick LLP as independent public accountants (Proposal 2 below).

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for the Managing General Partners of the Fund listed in the proxy statement.

  - FOR the ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the current fiscal year of the Fund ending December 31, 1997.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" the proposal as to which it is entitled to vote. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners or does not exercise discretionary authority (a so-called "non-vote"), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on such other matters. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS
------------------------------------------------------------------------------

BACKGROUND

  Van Kampen American Capital Asset Management, Inc. serves as investment adviser to the Fund (the "Adviser"). The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"). VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $60 billion under management or supervision. VKAC's more than 50 open-end and 37 closed end funds (including the Fund) and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Generally, Van Kampen American Capital Distributors, Inc., a wholly-owned subsidiary of VKAC, has been the sponsor of the funds mentioned above and acts as distributor to such funds. VKAC is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD")

  Prior to the Adviser becoming a subsidiary of VKAC in 1994, the Adviser was an indirect wholly-owned subsidiary of The Travelers Inc. and was therefore also affiliated with Smith Barney Mutual Funds Management, Inc. and PFS Distributors, Inc., other subsidiaries of The Travelers Inc. In 1994, the Adviser served as investment adviser to more than 30 open end funds, including the Fund, several funds organized under the Common Sense Trust (the "Common Sense Funds") and to three closed end investment companies (the "AC Closed End Funds") (collectively, the Fund, the Common Sense Funds and the AC Closed End Funds are referred to as the "Fund Complex"). In 1994, other investment advisory subsidiaries of VKAC served as investment adviser to more than 20 open end funds and more than 30 closed end funds.

  The Common Sense Funds are currently advised by the Adviser and distributed by PFS Distributors, Inc. In addition, the Common Sense Trust International Equity Fund is subadvised by Smith Barney Mutual Funds Management Inc. Pursuant to recent transactions, the Adviser agreed to assign those advisory agreements for the Common Sense Funds to Smith Barney Mutual Funds Management Inc., subject to the approval of the Common Sense Funds' board of trustees and the Common Sense Funds' shareholders.

NOMINATION OF MANAGING GENERAL PARTNERS

  Each of the current Managing General Partners serves as a Managing General Partner for the Fund and, together with other individuals, serves as a trustee to the AC Closed End Funds and as a trustee for the Common Sense Funds. In connection with the events described above, the Fund and the AC Closed End Funds would remain part of the VKAC family of funds and continue to be advised and serviced by the Adviser and its affiliates. Alternatively, the Common Sense Funds would become a part of the Smith Barney-related family of funds. After meetings discussing these proposed transactions, the Common Sense trustees approved the advisory changes for the Common Sense Funds and approved submitting such changes to shareholders of the Common Sense Funds.

  In light of these events, the Managing General Partners have discussed the impacts, if any, on the Fund and the Fund's Partners of these changes. The Managing General Partners also discussed, among other things, the operating efficiency and effectiveness of boards in general and as they may be impacted by the proposed changes, the relationships between VKAC and Smith Barney-related entities, the understanding and capabilities of the Adviser and other service providers and the impact on the management companies of multiple boards for similar funds. The Managing General Partners reviewed the background and experience of VKAC. Currently, VKAC serves as investment adviser to 37 closed end funds including the AC Closed End Funds; each of the other 34 closed end funds (the "VKAC Closed End Funds") has a board of trustees comprised of the same seven members. The Managing General Partners reviewed the qualifications, knowledge and experience of the trustees of the VKAC Closed End Funds.

  Based on the foregoing, the Managing General Partners considered it in the best interests of the Partners of the Fund to nominate each nominee listed below as a Managing General Partner of the Fund. As described in the biographical information below, each nominee (except Dr. Muller) is a trustee of the VKAC Closed End Funds and two open end investment companies advised by Van Kampen American Capital Management, Inc. ("Management, Inc.") and a nominee for the AC Closed End Funds. Dr. Muller is a trustee of the AC Closed End Funds and the Common Sense Funds and a nominee for the VKAC Closed End Funds and two open end investment companies advised by Management, Inc. If elected, each of the eight nominees will become a Managing General Partner of the Fund and a trustee of the AC Closed End Funds, the VKAC Closed End Funds and two open end investment companies advised by Management, Inc. Dr. Muller will resign as a trustee of the Common Sense Trust. The Managing General Partners are resigning from the boards of the Fund and the AC Closed End Funds and will remain as trustees of the Common Sense Trust.

  Eight Managing General Partners are to be elected, each to serve until the next annual meeting of Partners and until a successor is elected and shall qualify. If a Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the Agreement. Any newly elected Managing General Partner will be required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

  It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. The Fund, however, has no reason to believe that it will be necessary to designate a substitute nominee.

GENERAL INFORMATION

  The following schedule sets forth certain information regarding each nominee for election as Managing General Partner. All nominees have consented to being named in this proxy statement and have agreed to serve if elected.

                  INFORMATION REGARDING NOMINEES FOR ELECTION

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch.....................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60523                 care product's manufacturer. Director of
  Age: 52                           Elmhurst College and the Illinois
                                    Manufacturers' Association. Mr. Arch is also
                                    a trustee of each of the VKAC Closed End
                                    Funds and two open end investment companies
                                    advised by Management, Inc. and is a nominee
                                    for trustee of the AC Closed End Funds.
Rod Dammeyer......................  Mr. Dammeyer is Managing Director of EGI
Two North Riverside Plaza           (Equity Group Investments, Inc.) Corporate
Suite 1950                          Investments, a division of Equity Group
Chicago, IL 60606                   Investments, Inc., a company that makes
  Age: 57                           private equity investments in other
                                    companies, and President, Chief Executive
                                    Officer and Director of Anixter
                                    International Inc., a value-added provider
                                    of integrated networking and cabling
                                    solutions that support business information
                                    and network infrastructure requirements
                                    (employed by Anixter since 1985). Prior to
                                    1997, Mr. Dammeyer was President, Chief
                                    Executive Officer and a Director of Great
                                    American Management & Investment, Inc., a
                                    diversified manufacturing company. He is
                                    also a Director of Teletech Holdings Inc.,
                                    Lukens, Inc., Falcon Building Products,
                                    Inc., Revco D.S., Inc., Jacor
                                    Communications, Inc., Capsure Holdings
                                    Corp., IMC Global Inc., Antec Corporation
                                    and a member of the Chase Manhattan
                                    Corporation National Advisory Board. Mr.
                                    Dammeyer was previously a Director of Santa
                                    Fe Energy Resources, Inc., Lomas Financial
                                    Corporation, Santa Fe Pacific Corporation,
                                    Q-Tel, S.A. de C.V. and Servicios
                                    Financieros Quadrum, S.A. Mr. Dammeyer is
                                    also a trustee of each of the VKAC Closed
                                    End Funds and two open end investment
                                    companies advised by Management, Inc. and is
                                    a nominee for trustee of the AC Closed End
                                    Funds.
Howard J Kerr.....................  Mr. Kerr is President and Chief Executive
736 North Western Ave.              Officer of Pocklington Corporation, Inc., an
P.O. Box 317                        investment holding company. Mr. Kerr is also
Lake Forest, IL 60045               a Director of Canbra Foods, Ltd., a Canadian
  Age: 62                           oilseed crushing, refining, processing and
                                    packaging operation.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
                                    Mr. Kerr is also a trustee of each of the
                                    VKAC Closed End Funds and two open end
                                    investment companies advised by Management,
                                    Inc. and is a nominee for trustee of the AC
                                    Closed End Funds.
Dennis J. McDonnell*..............  Mr. McDonnell is President, Chief Operating
One Parkview Plaza                  Officer and a Director of Van Kampen
Oakbrook Terrace, IL 60181          American Capital Advisory Corp. ("Advisory
  Age: 55                           Corp."), the Adviser, Van Kampen American
                                    Capital Advisors, Inc. and Management, Inc.
                                    He is also an Executive Vice President and
                                    Director of VK/AC Holding, Inc. and VKAC.
                                    Mr. McDonnell is President and Director of
                                    Van Kampen Merritt Equity Advisors Corp. He
                                    is President and a trustee of the VKAC
                                    Closed End Funds and two open end investment
                                    companies advised by Management, Inc.,
                                    President of open end investment companies
                                    advised by the Adviser and Advisory Corp.
                                    and a nominee for trustee of the AC Closed
                                    End Funds. Prior to September of 1996, Mr.
                                    McDonnell was Chief Executive Officer and
                                    Director of MCM Group, Inc., McCarthy,
                                    Crisanti and Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company,
                                    Limited and MCM (Europe) Limited. Prior to
                                    July of 1996, Mr. McDonnell was President,
                                    Chief Operating Officer and Trustee of VSM
                                    Inc. and VCJ Inc. Mr. McDonnell has been an
                                    Executive Vice President of the Fund since
                                    1995.
Steven Muller, Ph.D...............  Dr. Muller is Chairman of The 21st Century
President Emeritus                  Foundation (public affairs). He is President
  The Johns Hopkins University      Emeritus of The Johns Hopkins University. He
  Suite 711                         is also a Director of Beneficial Corporation
  1619 Massachusetts Avenue, N.W.   (bank holding company) and Millipore
  Washington, D.C. 20036            Corporation (bio- technology). Prior to May,
  Age: 70                           1997, Dr. Muller was a Director of BT Alex.
                                    Brown & Sons (investment banking). Dr.
                                    Muller is currently a Trustee of the Common
                                    Sense Trust and a nominee for election as
                                    trustee of each of the VKAC Closed End
                                    Funds, two open end investment companies
                                    advised by Management, Inc. and the AC
                                    Closed End Funds.
Theodore A. Myers.................  Mr. Myers is a Senior Financial Advisor of
550 Washington Avenue               Qualitech Steel Corporation, a manufacturer
Glencoe, IL 60022                   of special quality bar products, as well as
  Age: 67                           iron carbide (a steel scrap substitute). Mr.
                                    Myers is a Director

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
                                    of COVA Series Trust (an open end investment
                                    company). He is also a member of the Arthur
                                    Andersen Chief Financial Officer Advisory
                                    Committee. Prior to 1997, Mr. Myers was a
                                    Director of McLouth Steel, and prior to July
                                    of 1996, Mr. Myers was an executive Vice
                                    President and Chief Financial Officer of
                                    Qualitech Steel Corporation. Prior to
                                    August, 1993, Mr. Myers was Senior Vice
                                    President, Chief Financial Officer and a
                                    Director of Food Brands America (formerly
                                    known as Doskocil Companies, Inc.), a food
                                    processing and distribution company. Mr.
                                    Myers is also a trustee of each of the VKAC
                                    Closed End Funds and two open end investment
                                    companies advised by Management, Inc. and is
                                    a nominee for trustee of the AC Closed End
                                    Funds.
Hugo F. Sonnenschein..............  Mr. Sonnenschein is President of the
5801 South Ellis Avenue             University of Chicago. Mr. Sonnenschein is a
Suite 502                           member of the Board of Trustees of the
Chicago, IL 60637                   University of Rochester and a member of its
  Age: 57                           investment committee. Prior to July, 1993,
                                    Mr. Sonnenschein was Dean of the School of
                                    Arts and Sciences at the University of
                                    Pennsylvania. Mr. Sonnenschein is a member
                                    of the National Academy of Sciences and a
                                    fellow of the American Academy of Arts and
                                    Sciences. Mr. Sonnenschein is also a trustee
                                    of each of the VKAC Closed End Funds and two
                                    open end investment companies advised by
                                    Management, Inc. and is a nominee for
                                    trustee of the AC Closed End Funds.
Wayne W. Whalen...................  Mr. Whalen is a partner in the law firm of
333 West Wacker Drive               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                   (Illinois), legal counsel to the VKAC Closed
  Age: 58                           End Funds and certain open end investment
                                    companies advised by the Adviser, Advisory
                                    Corp. and Management, Inc. Mr. Whalen is
                                    also a trustee of each of the VKAC Closed
                                    End Funds, a director/trustee of open end
                                    investment companies advised by the Adviser,
                                    Advisory Corp. and Management, Inc. and is a
                                    nominee for trustee of the AC Closed End
                                    Funds.

------------------------------------------------------------------------------

* Mr. McDonnell is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Adviser and each Fund by reason of his position with the Adviser.

  Mr. McDonnell owns preferred shares in MSAM Holdings II, Inc., a wholly-owned subsidiary of MSDWD, which in turn are exchangeable for shares of MSDWD and has options to purchase shares of MSDWD. In addition, Mr. McDonnell has entered into an employment contract with VKAC which terminates on February 17, 1998.

OFFICERS OF THE FUND

  The following information relates to the officers of the Fund who are not nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or an affiliate of the Adviser. The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                         POSITIONS AND              PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND             DURING PAST 5 YEARS
---------------------  -----------------            ---------------------
Peter Hegel..........  Vice President      Executive Vice President of Advisory
  One Parkview Plaza     since 1996        Corp., the Adviser, Management, Inc.
  Oakbrook Terrace,                        and Van Kampen American Capital
  IL 60181                                 Advisors, Inc. Prior to July of 1996,
  Age: 41                                  Director of VSM Inc. Prior to September
                                           of 1996, Director of McCarthy, Crisanti
                                           & Maffei, Inc. Vice President of the
                                           VKAC Closed End Funds, the AC Closed
                                           End Funds and open end investment
                                           companies advised by the Adviser,
                                           Advisory Corp. and Management, Inc.
Ronald A. Nyberg.....  Vice President,     Executive Vice President, General
  One Parkview Plaza     Principal Legal   Counsel, Secretary and Director of VKAC
  Oakbrook Terrace,      Officer and       and VK/AC Holding, Inc. Executive Vice
  IL 60181               Secretary         President, General Counsel, Assistant
  Age: 44                since 1995        Secretary and Director of the Adviser,
                                           Advisory Corp., Van Kampen American
                                           Capital Advisors, Inc., Management,
                                           Inc., Van Kampen American Capital
                                           Distributors, Inc., Van Kampen American
                                           Capital Exchange Corporation, American
                                           Capital Contractual Services, Inc., Van
                                           Kampen American Capital Trust Company,
                                           VK/AC System, Inc., Van Kampen American
                                           Capital Insurance Agency of Illinois,
                                           Inc. and Van Kampen American Capital
                                           Recordkeeping Services, Inc. Executive
                                           Vice President, General Counsel and
                                           Assistant Secretary of ACCESS Investor
                                           Services, Inc. Executive Vice
                                           President, General Counsel and Director
                                           of Van Kampen Merritt Equity Advisors
                                           Corp. Prior to July of 1996, Executive
                                           Vice President and General Counsel of
                                           VSM Inc. and VCJ Inc. Prior to
                                           September of 1996, General Counsel of
                                           McCarthy, Crisanti & Maffei, Inc. Prior
                                           to June 1997, Director of ICI Mutual
                                           Insurance Co., a provider of insurance
                                           to members of the Investment Company
                                           Institute. Vice President and Secretary
                                           of the VKAC Closed End Funds, the AC
                                           Closed End Funds and open end

Alan T. Sachtleben....  Chief Investment  Executive Vice President of the
  2800 Post Oak Blvd.     Officer         Adviser, Advisory Corp., Management,
  Houston, TX 77056       since 1987      Inc. and Van Kampen American Capital
  Age: 55                                 Advisors, Inc. Vice President of the AC
                                          Closed End Funds, open end investment
                                          companies advised by the Adviser and
                                          Advisory Corp.
Paul R. Wolkenberg....  Vice President    Executive Vice President and a Director
  2800 Post Oak Blvd.     since 1990      of VKAC Holding, Inc. and VKAC.
  Houston, TX 77056                       Executive Vice President of Van Kampen
  Age: 53                                 American Capital Distributors, Inc. and
                                          the Adviser. President and a Director
                                          of Van Kampen American Capital Trust
                                          Company and ACCESS Investor Services,
                                          Inc. President, Chief Operating Officer
                                          and a Director of Van Kampen American
                                          Capital Recordkeeping Services, Inc.
                                          Vice President of the AC Closed End
                                          Funds and open end investment companies
                                          advised by the Adviser and Advisory
                                          Corp.
Edward C. Wood III....  Vice President    Senior Vice President of the Adviser,
  One Parkview Plaza    and Chief         Advisory Corp. and Management, Inc.
  Oakbrook Terrace, IL    Financial       Vice President and Chief Financial
  60181                   Officer         Officer of the VKAC Closed End Funds,
  Age: 41                 since 1996      the AC Closed End Funds and open end
                                          investment companies advised by the
                                          Adviser, Advisory Corp. and Management,
                                          Inc.
Curtis W. Morell......  Vice President    Senior Vice President of the Adviser
  2800 Post Oak Blvd.     and Chief       and Advisory Corp. Vice President and
  Houston, TX 77056       Accounting      Chief Accounting Officer of the VKAC
  Age: 51                 Officer         Closed End Funds, the AC Closed End
                          since 1976      Funds and open end investment companies
                                          advised by the Adviser, Advisory Corp.
                                          and Management, Inc.
John L. Sullivan......  Treasurer         First Vice President of the Adviser and
  One Parkview Plaza      since 1996      Advisory Corp. Treasurer of the VKAC
  Oakbrook Terrace,                       Closed End Funds, the AC Closed End
  IL 60181                                Funds and open end investment companies
  Age: 42                                 advised by the Adviser, Advisory Corp.
                                          and Management, Inc.
Tanya M. Loden........  Financial         Vice President of the Adviser and
  2800 Post Oak Blvd.   Officer           Advisory Corp. Controller of the VKAC
  Houston, TX 77056       since 1991      Closed End Funds, the AC Closed End
  Age: 38                                 Funds and open end investment companies
                                          advised by the Adviser, Advisory Corp.
                                          and Management, Inc.

                         POSITIONS AND              PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND             DURING PAST 5 YEARS
---------------------  -----------------            ---------------------
Steven M. Hill........  Assistant         Assistant Vice President of the Adviser
  One Parkview Plaza      Treasurer       and Advisory Corp. Assistant Treasurer
  Oakbrook Terrace,       since 1996      of the VKAC Closed End Funds, the AC
  IL 60181                                Closed End Funds and open end
  Age: 33                                 investment companies advised by the
                                          Adviser, Advisory Corp. and Management,
                                          Inc.
Michael Robert          Assistant         Assistant Vice President of the Adviser
  Sullivan............    Controller      and Advisory Corp. Assistant Controller
  2800 Post Oak Blvd.     since 1996      of the VKAC Closed End Funds, the AC
  Houston, TX 77056                       Closed End Funds and open end
  Age: 64                                 investment companies advised by the
                                          Adviser, Advisory Corp. and Management,
                                          Inc.
Scott E. Martin.......  Legal Officer     Senior Vice President, Deputy General
  One Parkview Plaza    and Assistant     Counsel and Assistant Secretary of VKAC
  Oakbrook,               Secretary       and VK/AC Holding, Inc. Senior Vice
  IL 60181                since 1996      President, Deputy General Counsel and
  Age: 41                                 Secretary of Van Kampen American
                                          Capital Distributors, Inc., the
                                          Adviser, Advisory Corp., Management,
                                          Inc., Van Kampen American Capital
                                          Advisors, Inc., ACCESS Investor
                                          Services, Inc., Van Kampen American
                                          Capital Insurance Agency of Illinois,
                                          Inc., VK/AC System, Inc., Van Kampen
                                          American Capital Recordkeeping
                                          Services, Inc., Van Kampen American
                                          Capital Exchange Corporation, American
                                          Capital Contractual Services, Inc. and
                                          Van Kampen Merritt Equity Advisors
                                          Corp. Prior to April of 1997, Senior
                                          Vice President, Deputy General Counsel
                                          and Secretary of Van Kampen American
                                          Capital Services, Inc. and Van Kampen
                                          Merritt Holdings Corp. Prior to
                                          September of 1996, Deputy General
                                          Counsel and Secretary of McCarthy,
                                          Crisanti & Maffei, Inc. Prior to July
                                          of 1996, Senior Vice President, Deputy
                                          General Counsel and Secretary of VSM
                                          Inc. and VCJ Inc. Assistant Secretary
                                          of the VKAC Closed End Funds, the AC
                                          Closed End Funds and open end
                                          investment companies advised by the
                                          Adviser, Advisory Corp. and Management,
                                          Inc.
Weston B. Wetherell...  Legal Officer     Vice President, Associate General
  One Parkview Plaza    and Assistant     Counsel and Assistant Secretary of
  Oakbrook, IL 60181      Secretary       VKAC, Van Kampen American Capital
  Age: 41                 since 1996      Distributors, Inc., the Adviser,
                                          Advisory Corp., Management, Inc. and
                                          Van Kampen American Capital Advisors,
                                          Inc. Prior to September 1996, Assistant
                                          Secretary of McCarthy, Crisanti &
                                          Maffei, Inc. Assistant Secretary of the
                                          VKAC Closed End Funds, the AC Closed
                                          End Funds and open end investment
                                          companies advised by the Adviser,
                                          Advisory Corp. and Management, Inc.

                         POSITIONS AND              PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE  OFFICES WITH FUND             DURING PAST 5 YEARS
---------------------  -----------------            ---------------------
Nicholas Dalmaso......  Legal Officer     Vice President, Assistant Secretary and
  One Park Plaza        and Assistant     Senior Attorney of VKAC, the Adviser,
  Oakbrook Terrace,       Secretary       Advisory Corp., Van Kampen American
  IL 60181                since 1996      Capital Distributors, Inc., Van Kampen
  Age: 32                                 American Capital Advisors, Inc. and
                                          Management, Inc. Assistant Secretary of
                                          the VKAC Closed End Funds, the AC
                                          Closed End Funds and open end
                                          investment companies advised by the
                                          Adviser, Advisory Corp. and Management,
                                          Inc.
Huey P. Falgout,        Legal Officer     Assistant Vice President and Senior
  Jr..................  and Assistant     Attorney of VKAC. Assistant Vice
  2800 Post Oak Blvd.     Secretary       President and Assistant Secretary of
  Houston, TX 77056       since 1996      the Adviser, Advisory Corp., ACCESS
  Age: 34                                 Investor Services, Inc., American
                                          Capital Contractual Services, Inc.,
                                          Management, Inc., Van Kampen American
                                          Capital Exchange Corporation, Van
                                          Kampen American Capital Advisors, Inc.
                                          and Van Kampen American Capital
                                          Distributors, Inc. Assistant Secretary
                                          of the VKAC Closed End Funds, the AC
                                          Closed End Funds and open end
                                          investment companies advised by the
                                          Adviser, Advisory Corp. and Management,
                                          Inc.

REMUNERATION PAID TO MANAGING GENERAL PARTNERS

  No remuneration is paid by a Fund to a Managing General Partner who is an affiliated person of the Adviser. Managing General Partners who are not affiliated with the the Adviser are compensated by the Fund and reimbursed for out-of-pocket expenses. A Managing General Partner is currently compensated at the annual rate of $5,000 plus $750 per meeting of the Managing General Partners and $500 per committee meeting attended and is reimbursed for out-of-pocket expenses. The Managing General Partners also receive compensation for serving in similar capacities for other funds advised by the Adviser.

  As of October 31, 1997, all officers and Managing General Partners of the Fund as a group owned, directly or beneficially, less than 1% of the outstanding Shares of the Fund.

  The Fund has adopted a retirement plan under which a Managing General Partner who has received compensation from the Fund prior to such Managing General Partner's retirement, has at least 10 years of service (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 67 is eligible to receive a retirement benefit for each of the ten years or a discounted one-time lump sum investment benefit following such retirement from the Fund. The retirement benefit payable per year is based upon the highest total annual compensation received by the Managing General Partner in any of the three calendar years preceding retirement. A Managing General Partner with at least five but less than ten years of service at retirement is eligible to receive a prorated reduced benefit. Finally, a Managing General Partner may receive retirement benefits under the Fund's retirement plan in the event that such Managing General Partner retires prior to age 67 after five years of service if the Nominating Committee of the Fund determines that the earlier retirement date is appropriate. Under the circumstances surrounding the decision to resign, the Nominating Committee of the Fund has determined that the early retirement of those Managing General Partners under the age of 67 as of December 31, 1997 is appropriate under the circumstances and that each retiring Managing General Partner should receive retirement benefits under the Fund's retirement plan. In connection with their resignation from service as Managing General Partner of the Fund, each resigning Trustee will receive the vested portion of their retirement benefits under the Fund's retirement plan (if any). In addition, in recognition of their years of service, the Adviser or its affiliates will pay to each resigning Managing General Partner an amount equal to all or a portion of the unvested portion of their retirement benefits. In connection therewith, Messrs. Carlton and Gross will each receive $45,000 upon their resignations as Managing General Partners of the Fund, to be paid by the Adviser or its affiliates. Mr. Shepard will receive $74,602 upon his retirement as a Managing General Partner of the Fund, $38,602 of such amount to be paid by the Fund pursuant to its retirement plan and $36,000 to be paid by the Adviser or its affiliates. Payments will be made on or about January 1, 1998. Mr. Powell will not receive any compensation due to his affiliation with the Fund and the Adviser.

  Additional information regarding compensation and benefits paid by the Fund and the related Funds in the Fund Complex is set forth in Annex A.

  The nominees have indicated that they are currently in the process of reviewing and seeking to adopt a comprehensive compensation and benefits package for the VKAC Closed End Funds, the AC Closed End Funds, the two open end investment companies advised by Management, Inc. and the Fund. Currently, each trustee of a VKAC Closed End Fund not affiliated with the fund's investment adviser receives an annual retainer of $2,500 and a meeting fee of $250 per meeting from each fund. Each VKAC Closed End Fund has a deferred compensation plan allowing trustees to defer receipt of all or a portion of their trustee compensation and the deferred amounts earn a rate of return determined by reference to the VKAC Closed End Fund(s) selected by such trustee. Each VKAC Closed End Fund has a retirement plan for its non-affiliated trustees which provides that each trustee that retires with ten or more years of service (including years of service prior to the plan's adoption) is eligible for a retirement benefit payable annually for the ten-year period following such trustee's retirement equal to the annual retainer in the year such trustee resigns. Under certain conditions, reduced benefits are available for early retirement. For the calendar year ended December 31, 1996, each non-affiliated trustee of the VKAC Closed End Funds earned aggregate compensation (prior to deferral) from the VKAC Closed End Funds' complex equal to approximately $138,500. For the calendar year ended December 31, 1996, Mr. Whalen, who serves as a director/trustee of other investment companies in the VKAC family of funds, earned aggregate compensation from funds advised by the Adviser and its affiliates, including the VKAC Closed End Funds, of approximately $243,400.

STANDING COMMITTEES

  The Managing General Partners met seven times during the last fiscal year. During such fiscal year all Managing General Partners attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served.

  The Fund has an Audit Committee which makes recommendations to the Managing General Partners concerning the selection of the Fund's independent public accountants, reviews with such independent public accountants the scope and results of the annual audits and considers any comments which the independent public accountants may have regarding the Fund's financial statements or books of account. The committee currently consists of Messrs. Carlton, Gross and Shepard. The Committee held two meetings during the last fiscal year.

  The Fund has a Nominating Committee, the functions of which are (a) selecting and recommending to the Managing General Partners nominees for election as Managing General Partners and (b) proposing and recommending to the Managing General Partners the terms of compensation for Managing General Partners. The committee currently consists of Messrs. Carlton, Gross and Shepard. The committee held three meetings during the last fiscal year. The committee is prepared to review nominations for Managing General Partners from Partners in written communications addressed to the committee at the Fund's headquarters, although the committee expects to be able to identify from its own resources an ample number of qualified candidates.

  If the nominees listed for election as Managing General Partners of the Fund are elected by the partners at the Meeting, they will replace the Managing General Partners currently serving on the above-named committees. Committee assignments are expected to be decided by newly-elected Managing General Partners after the Meeting.

PARTNER APPROVAL

  The vote of more than 50% of the shares represented at the Meeting, assuming a quorum is present, is required to elect each nominee as a Managing General Partner of the Fund. THE MANAGING GENERAL PARTNERS OF THE FUND RECOMMEND A VOTE "FOR" ALL OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC
               ACCOUNTANTS
------------------------------------------------------------------------------

  The Managing General Partners of the Fund, including a majority of the Fund's Managing General Partners who are not "interested persons" of the Fund (as defined by the 1940 Act), have selected the firm of KPMG Peat Marwick LLP, independent public accountants, to examine the financial statements for the current fiscal year of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the Partners of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and should be available to respond to questions from Partners.

PARTNER APPROVAL

  The vote of more than 50% of the shares represented at the Meeting, assuming a quorum is present, is required to ratify the selection of the independent public accountants. THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE "FOR" RATIFICATION OF THIS PROPOSAL.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the Adviser, its affiliates or First Data Investors Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitation at an estimated cost of approximately $3,000.
------------------------------------------------------------------------------
PARTNER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a Partners' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund's Partners should send such proposal to the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056 or VKAC at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary
November 26, 1997

                                                                         ANNEX A
                            1996 COMPENSATION TABLE*

                                                                                     PENSION OR RETIREMENT
                                                                                     BENEFITS ACCRUAL PER
                                                 YEAR      AGGREGATE COMPENSATION       FUND AS PART OF
               DIRECTOR/TRUSTEE                 ELECTED       FROM THE FUND(1)         FUND EXPENSES(2)
               ----------------                 -------    ----------------------    ---------------------
Dr. Donald M. Carlton.........................   1996              $6,000                 --
Stephen R. Gross..............................   1996               6,000                 --
Dr. Norman Hackerman(4).......................   1979               2,500                 --
Dr. F. Robert Paulsen(4)......................   1979               9,000                 --
Alan B. Shepard, Jr. .........................   1992               7,250                 --
Miller Upton(4)...............................   1991               1,440                 --

                                                                               TOTAL(3)
                                                                             COMPENSATION
                                                                             FROM THE FUND
                                                ESTIMATED ANNUAL BENEFITS    COMPLEX PAID
               DIRECTOR/TRUSTEE                 PER FUND UPON RETIREMENT      TO TRUSTEES
               ----------------                 -------------------------    -------------
Dr. Donald M. Carlton.........................            $   (5)               $46,750
Stephen R. Gross..............................                (5)                52,750
Dr. Norman Hackerman(4).......................             6,750                 13,500
Dr. F. Robert Paulsen(4)......................             9,000                 59,750
Alan B. Shepard, Jr. .........................                (5)                47,750
Miller Upton(4)...............................             6,750                 13,500

---------------
  * The compensation shown for the Fund and the total compensation shown for the Fund Complex is for the calendar year ended December 31, 1996. Mr. Powell is not compensated for his service as a Managing General Partner because of his affiliation with the Adviser.

(1) The Managing General Partners of the Fund instituted a Retirement Plan effective April 1, 1996. For the current Managing General Partners not affiliated with the Adviser, the annual retirement benefit payable per year for the ten-year period after such Managing General Partner's retirement is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Managing General Partners with at least five but less than ten years of service (including years of service prior to the plan's adoption) at retirement will receive a prorated reduced benefit. Under the Plan, for the Managing General Partners retiring on April 1, 1996, the annual retirement benefit payable per year for the ten-year period after such Managing General Partner's retirement is equal to 75% of the total compensation received from the Fund during the 1995 calendar year. Those resigning Managing General Partners, as described in this proxy statement, will receive the retirement benefits from the Fund and the Adviser as described in footnote 5 below.

(2) Retirement benefits accrued per Fund as part of Fund expenses are $31,719.

(3) Reflects eleven investment companies in the Fund complex.

(4) Messrs. Hackerman and Upton retired as Managing General Partners on April 1, 1996. Mr. Paulsen retired as a Managing General Partner on April 10, 1997.

(5) Under the terms of the retirement plan, Mr. Shephard is entitled to $38,602, which represents a discounted lump sum payment of his vested retirement benefits to be paid in lieu of receiving benefits over 10 years. In connection with their years of service and retirement benefits forgone, Messrs. Carlton, Gross and Shephard will also receive $45,000, $45,000 and $36,000, respectively, to be paid by the Adviser or its affiliates.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                                                                      EXCHANGE

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

                  Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND,             FOR THE ANNUAL MEETING OF
A CALIFORNIA LIMITED PARTNERSHIP                       PARTNERS TO BE HELD ON
PROXY SOLICITED BY THE MANAGING GENERAL PARTNERS       DECEMBER 18, 1997

The undersigned, revoking previous proxies, hereby appoint(s) Ronald A. Nyberg, Weston B. Wetherell and Edward C. Wood, III or any one of them, proxies, with full power of substitution, to vote all units of partnership interest of the Fund which the undersigned is entitled to vote at the Annual Meeting of Partners of the Fund to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday December 18, 1997 at 3:30 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted as recommended by the Managing General Partners, unless otherwise indicated on the reverse side, and in their discretion upon such other matters as may properly come before the Meeting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                              PLEASE SIGN, DATE AND RETURN
                                              PROMPTLY IN ENCLOSED ENVELOPE

                                            Date ______________________, 1997
                                            NOTE: Please sign exactly as your
                                            name appears on this Proxy. When
                                            signing in a fiduciary capacity,
                                            such as executor, administrator,
                                            trustee, attorney, guardian, etc.,
                                            please so indicate. Corporate and
                                            partnership proxies should be
                                            signed by an authorized person
                                            indicating the person's title.
                                            ----------------------------------
                                            |                                |
                                            |                                |
                                            ----------------------------------
                                           Signature(s) (Title(s) if applicable)
                                           WHERE UNITS OF PARTNERSHIP INTEREST
                                           ARE REGISTERED WITH JOINT OWNERS,
                                           ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-



Please refer to the Proxy Statement discussion of the following matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE FOR THE FOLLOWING:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

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
                                                        FOR              FOR ALL
1.  To vote to elect eight managing general partners    ALL    WITHHOLD   EXCEPT
    to serve until their respective successors are duly elected and qualified.

       David C. Arch, Rod Dammeyer,                     [  ]   [  ]      [  ]
       Howard J Kerr, Dennis J. McDonnell, Steven
       Muller, Theodore A. Myers, Hugo F. Sonnenschein,
       Wayne W. Whalen

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

-----------------------------------------------------
                                                        FOR    AGAINST   ABSTAIN
2.  To ratify the selection of KPMG Peat Marwick LLP
    as independent public accountants.                  [  ]    [  ]       [  ]

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